EXHIBIT 10.12
Schedule of Omitted Documents
of CNL Healthcare Properties, Inc.
The following management agreements were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.
1.Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Boise ID Tenant Corp.
2.Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Idaho Falls ID Tenant Corp.
3.Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Sparks NV Tenant Corp.
4.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Beaverton OR Tenant Corp.
5.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Bend-High Desert OR Tenant Corp.
6.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Tillamook-Five Rivers OR Tenant Corp.
7.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Tualatin-Riverwood OR Tenant Corp.
8.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Salem-Southern Hills OR Tenant Corp.
9.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Salem-Orchard Heights OR Tenant Corp.
10.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Gresham-Huntington Terrace OR Tenant Corp.
11.Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Medford-Arbor Place OR Tenant Corp.
12.Management Services Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Vancouver-Bridgewood WA Tenant Corp.
13.Management Services Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Longview-Monticello Park WA Tenant Corp.
14.Management Services Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Yelm-Rosemont WA Tenant Corp.
15.Management Agreement dated March 28, 2014, by and between CHP Park at Plainfield IL Tenant Corp. and Harbor Plainfield Management, LLC.
16.Management Services Agreement dated February 1, 2014, between Prestige Senior Living, L.L.C. and CHP Auburn WA Tenant Corp.
17.Management Services Agreement made as of May 5, 2014, by and between CHP Isle at Watercrest-Mansfield TX Tenant Corp. and Integrated Senior Living, LLC.

The following promissory, revolving and term notes were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.Revolving Note executed by CHP Partners, LP in favor of Truist Bank in the original principal amount of $35,416,667, dated December 7, 2023.
2.Revolving Note executed by CHP Partners, LP in favor of Credit Agricole Corporate and Investment Bank in the original principal amount of $35,416,667, dated December 7, 2023.
3.Revolving Note executed by CHP Partners, LP in favor of Manufacturers and Traders Trust Company in the original principal amount of $35,416,667, dated December 7, 2023.
4.Revolving Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $20,833,332, dated December 7, 2023.
5.Revolving Note executed by CHP Partners, LP in favor of Cadence Bank in the original principal amount of $16,666,667, dated December 7, 2023.
6.Revolving Note executed by CHP Partners, LP in favor of Fifth Third, National Association in the original principal amount of $13,541,667, dated December 7, 2023.
7.Revolving Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $12,500,000, dated December 7, 2023.
8.Revolving Note executed by CHP Partners, LP in favor of First Horizon Bank in the original principal amount of $10,416,667, dated December 7, 2023.
9.Revolving Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $10,416,667, dated December 7, 2023.
10.Revolving Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $10,416,667, dated December 7, 2023.
11.Term Note executed by CHP Partners, LP in favor of Truist Bank in the original principal amount of $49,583,333, dated December 7, 2023.
12.Term Note executed by CHP Partners, LP in favor of Credit Agricole Corporate and Investment Bank in the original principal amount of $49,583,333, dated December 7, 2023.
13.Term Note executed by CHP Partners, LP in favor of Manufacturers and Traders Trust Company in the original principal amount of $49,583,333, dated December 7, 2023.
14.Term Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $29,166,668, dated December 7, 2023.
15.Term Note executed by CHP Partners, LP in favor of Cadence Bank in the original principal amount of $23,333,333, dated December 7, 2023.
16.Term Note executed by CHP Partners, LP in favor of Fifth Third, National Association in the original principal amount of $18,958,333, dated December 7, 2023.
17.Term Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $17,500,000, dated December 7, 2023.
18.Term Note executed by CHP Partners, LP in favor of First Horizon Bank in the original principal amount of $14,583,333, dated December 7, 2023.
19.Term Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $14,583,333, dated December 7, 2023.
20.Term Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $14,583,333, dated December 7, 2023.

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